Analyst/Investor Presentation

January 2002

Forward-looking statements

- Except for the historical information contained herein, this document contains forward-looking statements regarding the Partnership, including projections, estimates, forecasts, plans, and objectives. Although management believes that all such statements are based upon reasonable assumptions, no assurances can be given that the actual results will not differ materially from those contained in such forward-looking statements. See TEPPCO Partners, L.P.'s filings with the Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO

System Overview



TEPPCO
Jonah
Spindle
Greeley
Denver
Chicago
Bourbon
Indianapolis
Seymour
Princeton
Evansville
Creal Springs
Cape Girardeau
Calvert City
Lebanon
Lima
Todhunter
Cincinnati
Coshocton
Pittsburgh
Du Bois
Greensburg
Watkins Glen
Albany
Selkirk
Oneonta
Providence Import
Eagle
Philadelphia
Cushing
Oklahoma City
North Little Rock
Memphis
Helena
El Dorado
Shreveport
Dallas
Midland
San Angelo
Beaumont Marine
Mont Belvieu
Houston
San Antonio
Corpus Christi
TE Products Pipeline
TEPPCO Crude Pipeline (NGL)
TEPPCO Crude Pipeline (Crude)
Seaway Crude Pipeline
Centennial Pipeline
Fractionators/Gas Gathering
Terminals

Partnership Profile

- One of the largest pipeline master limited partnerships, providing a broad range of services to the petroleum and petrochemical industries
  - Crude gathering, marketing and transportation
  - Refined products and LPG transportation and terminaling
  - Natural gas gathering
  - Natural gas liquids and petrochemicals transportation and storage
- Publicly traded since 1990, with track record of consistent growth providing excellent returns to investors
- Strong, experienced management team
- Duke Energy Field Services, the largest U.S. mid-stream company, is the sole owner of the General Partner of the MLP

Partnership Structure


Phillips Petroleum
Duke Energy
30.3%
69.7%
Duke Energy Field Services
14.2% L.P.
Public
2.0% G.P.
83.8% L.P.
TEPPCO Partners

Diversified Operations

TEPPCO

Upstream

- Crude oil transportation, marketing and terminaling
- NGL transportation

Downstream

- Refined products and LPG transportation, storage and terminaling
- Petrochemicals transportation
- NGL fractionation

Midstream

- Natural gas gathering

Assets are strategically positioned to capitalize on market opportunities

- Refined products system serving lower Mississippi & Ohio River valleys and Chicago
- LPG system serving Midwest and Northeast markets
- Crude oil gathering in major basins, with substantial pipeline assets to both Gulf Coast and Cushing, OK market hubs
- NGL and petrochemical pipelines connected to strategic Mont Belvieu, TX storage
- Jonah Gas Gathering System in prolific Green River Basin, WY


Jonah
Spindle
Greeley
Denver
Chicago
Indianapolis
Watkins Glen
Albany
Providence
Pittsburgh
Philadelphia
Cincinnati
Evansville
Calvert City
Cushing
Oklahoma City
Memphis
El Dorado
Dallas
Midland
San Antonio
Houston
Corpus Christi
TEPPCO Products Pipeline
TEPPCO NGL Pipelines
TEPPCO Crude
Seaway Crude Pipeline
Centennial Pipeline
Jonah Gas Gathering
Fractionators
Terminals

Significant Achievements in 2001

Upstream

- Excellent gathering, marketing and transportation results
  - Positioned to benefit from strong market conditions
  - Enhanced market position in Red River basin
- Solid Seaway Pipeline performance
  - Increased mainline volumes and Texas City terminal utilization
  - Improved operational performance
- Strong Cushing and Midland Terminals performance

Significant Achievements in 2001

Downstream

- Maximized products pipeline system utilization
  - Record summer LPG movements
  - Strong refined products movements due to chronic Midwest supply shortage
- Market based rates implemented for substantially all refined products tariffs
- Centennial Pipeline approval and construction
- Successful start-up of BASF/FINA petrochemical pipelines

Significant Achievements in 2001

Midstream

- Jonah acquisition marked substantial, attractive entry to natural gas gathering business
  - Provides excellent organic growth potential
  - Demonstrates benefits of alignment with DEFS

Acquisitions

- $380 million of acquisitions achieved upper range of target
- Acquisitions in excess of $900 million since 1998

TEPPCO

Significant Achievements in 2001

Financial

- Record earnings and EBITDA
- Completed $246 million in equity offerings
  - Target: 60% debt to total capitalization (12/31/01 actual: 62.7%)
- Successful debt restructuring
  - Positioned partnership for growth by increasing credit facility to $700 million
- Increased annualized distribution by 9.5% to $2.30 per unit
- Total return to investors exceeded 30%

TEPPCO achieved record results in 2001


$250
$200
$150
$100
$50
$0
Millions
$72
$69
$136
$77
$82
$165
$109
$104
$229
1999
2000
2001
Net Income
Distributions
EBITDA

Note: EBITDA = Net Income + Interest Expense + D&A + (Equity EBITDA – Equity Earnings)

Acquisitions have facilitated TEPPCO's strategic shift to a Growth MLP

• Colorado fractionators ($40 MM)	1998
• Duke Energy Transport & Trading ($104 MM)	1998
• ARCO Mid-Continent pipeline assets ($330 MM)	Jul 2000
• Panola Pipeline ($91 MM)	Dec 2000
• UDS Red River assets ($20 MM)	Mar 2001
• Jonah Gas Gathering System ($360 MM)	Sep 2001
• Chaparral & Quanah Pipelines ($130 MM)	Feb 2002

The Partnership has increased its asset base [1] significantly over the last 5 years


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Million
$561
$568
$671
$720
$1,191
$1,466
1996
1997
1998
1999
2000
2001

(1) Asset base represents Net PP&E and Equity investments at year-end periods

Consistent volumes growth has been augmented by recent acquisitions



Barrels per Year
Million
300
250
200
150
100
50
0
157
162
168
203
214
271
1996
1997
1998
1999
2000
2001
Refined Product
LPG
Crude Oil
NGL
Gas - BOE

Recent acquisitions have contributed to earnings growth



Net Income
Million
$120
$100
$80
$60
$40
$20
$0
$59
$61
$53(1)
$72
$77
$109
1996
1997
1998
1999
2000
2001

(1) 1998 Net Income excludes an extraordinary charge of $72.8 million for early extinguishment of debt

TEPPCO growth strategy has significantly boosted EBITDA in recent years



EBITDA
Million
$240
$200
$160
$120
$80
$40
$0
$117
$119
$110
$136
$165
$229
1996
1997
1998
1999
2000
2001

Unitholder Value substantially improved by transformation to Growth MLP

- Distributions supported by stable, diversified and growing cash flows that are linked to:
  - Broad spectrum of petroleum industry
  - Geographic diversity
  - Fee-based businesses with minimal commodity price exposure

- Consistently increasing cash distributions
  - 12 distribution increases since 1994
  - 28% distribution growth in the last three years

TEPPCO has consistently increased distributions since 1994



$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

TEPPCO

Unitholders have realized a 22% average annual return


Cumulative Return on initial $100 Investment
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
TPP
S&P 500

TEPPCO well positioned to pursue diversified growth strategy

- Enhance existing systems and capitalize on market opportunities from recent investments
- Leverage position of assets on both sides of the refinery
- Maximize value from alignment with DEFS
- Aggressively pursue acquisition opportunities resulting from industry consolidation and financial restructuring
- Explore new business opportunities that fit MLP structure

Strategic relationship with DEFS provides substantial opportunities for TEPPCO

- DEFS is the largest midstream company in the U.S.
  - Natural gas gathering systems, storage and intrastate gas pipelines
  - NGL pipelines and fee-based gas processing facilities
- Asset purchases from DEFS have enhanced TEPPCO growth
  - Fractionators and crude oil gathering systems (1998)
  - Panola pipeline (2000)
- Alignment with DEFS has facilitated acquisitions
  - Jonah Gas Gathering System (2001)
  - Chaparral & Quanah Pipelines (pending 2002)
- DEFS committed to TEPPCO growth

Recent investments provide attractive asset base to fuel internal growth

- Centennial Pipeline provides substantial growth opportunities for both refined products and LPG's
- BASF/FINA petrochemicals venture positions TEPPCO to expand presence in Gulf Coast petrochemicals market
- Mont Belvieu LPG assets provide midstream, refined products and chemicals opportunities
- Opportunities to further improve Seaway Pipeline performance and consolidate gathering and transportation business

TEPPCO's strategy

Continue to provide distribution growth and capital appreciation to investors

- Confident of our ability to continue to achieve our growth objectives
- Target a total return of 10% to 15% annually
- Increase distributions by a minimum of 10¢/unit per year
- Complete accretive acquisitions of $300-$400 million per year

2002 Outlook

- EBITDA: $240 – $260 million
  - Includes Chaparral & Quanah Pipelines
  - Full year of Jonah Gas Gathering System
- Net Income: $90 – $110 million
- Earnings Per Unit: $1.50 – $1.85
- Capital expenditures: $74 million
  - Includes $23 million maintenance capital

Factors impacting 2002 performance

- Refined products and petrochemicals demand
  - Economy & travel patterns
  - Market adjustments to Centennial Pipeline start-up
- Winter weather and Canadian pricing – LPGs
- Crude prices and differentials
- Natural gas prices and demand
- Acquistions
- Interest Rates

Foundation for long term growth is in place

- Growth MLP transformation is well underway
  - Acquisition momentum firmly established
  - Demonstrated benefits from alignment with DEFS
- Existing businesses have attractive growth potential
- Diversification opens access to industry-wide opportunities